Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.oakfunds.com/reports. You can also get this information at no cost by calling 1-888-462-5386, by sending an e-mail request to OakFunds2@alpsinc.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2011, are incorporated by reference to this Summary Prospectus any may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT GOAL

The Fund seeks long-term capital growth.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.64%
Total Annual Fund Operating Expenses	1.38%
Less Fee Waivers and Expense Reimbursements*	-0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.35%

*

The Adviser has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$434	$752	$1,653

Summary Prospectus | March 1, 2011	1

SUMMARY PROSPECTUS | LOGSX

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY OF THE FUND

The Fund invests primarily (at least 80% of its net assets) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. These “health science” companies include pharmaceutical firms, designers and manufacturers of medical equipment and supplies, operators of hospitals, other health-care services, and biotechnological researchers and developers. The Fund is “non-diversified,” and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding. In addition, the Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies doing business in the health science industry, but will regularly invest in health science companies well in excess of this amount.

The Adviser identifies what it believes to be the most attractive areas within health science and then narrows its search to individual stocks, paying particular attention to companies who are well positioned to take advantage of technological advances, innovative changes and demographic trends affecting the health science industry. The Adviser’s stock selection process is based on a quantitative and qualitative analysis of individual companies’ fundamentals such as valuation, earnings growth potential, competitive advantages and the quality of corporate management. The Fund generally invests in large and medium-capitalization companies, but can invest in companies of any size.

The Adviser invests with a long-term focus and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Fluctuations in the value of the securities in which the Fund invests will cause the Fund’s net asset value, or share price, to fluctuate. Historically, the equity markets have moved in cycles and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund. An investment in the Fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

To the extent that the Fund’s investments are focused in health science issuers, the Fund is subject to legislative or regulatory changes, including government approval of certain products or services and changes in government policies towards parts of the health science industry, adverse market conditions and/or increased competition affecting this industry, and the risk of product liability and/or malpractice lawsuits. The prices of health science companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market, and rapid technological change and obsolescence of products. Some health science companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

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SUMMARY PROSPECTUS | LOGSX

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified Fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund varies its holdings.

The Fund may invest in small- and mid-cap companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of the smaller companies owned by the Fund may be volatile, and the price movements of the Fund’s shares will reflect that volatility.

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

The Fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor stock selections. Oak Associates, ltd., the Fund’s investment adviser, applies its own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. This risk may cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

Summary Prospectus | March 1, 2011	3

SUMMARY PROSPECTUS | LOGSX

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund’s average annual total returns for the periods ended December 31, 2010 to those of the S&P 500 Health Care Index.

	1 Year	5 Years	Since Inception*
Fund Returns Before Taxes	9.41%	2.64%	3.34%
Fund Returns After Taxes on Distributions**	8.63%	2.39%	3.20%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	7.14%	2.25%	2.88%
S&P 500 Health Care Index (reflects no deduction for fees, expenses, or taxes)	2.90%	1.84%	1.52%

*	The Fund’s inception date is 6/29/01. Index returns provided from 6/30/01.
**

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER	PORTFOLIO MANAGER
Oak Associates, ltd.	Mark W. Oelschlager, CFA Portfolio Manager of the Fund since 2001.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in the Fund is $2,000 (or $1,000 with a Systematic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 35 of the Fund’s complete prospectus or call 1-888-462-5386.

TAX INFORMATION

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund’s distributions may be taxable to you. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 42 of the Fund’s complete prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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